                                   EXHIBIT B

               TRANSACTIONS IN THE STOCK BY THE REPORTING PERSONS
               --------------------------------------------------
                           DURING THE PAST SIXTY DAYS
                           --------------------------

                                                      Price
Settlement                   For the                   per
  Date           By        Account of    Quantity    Share      Type of Trade   Broker
----------   -----------   -----------   --------   ---------   -------------   ------
  09/12/97   Partners      BVF             15,000     $4.4375   Purchase        GROW
--------------------------------------------------------------------------------------
  09/15/97   Partners      BVF             15,000     $4.4166   Purchase        GROW
--------------------------------------------------------------------------------------
  09/16/97   Partners      BVF, Ltd.        3,000     $4.3750   Purchase        GROW
--------------------------------------------------------------------------------------
  09/16/97   Partners      BVF             12,000     $4.3750   Purchase        GROW
--------------------------------------------------------------------------------------
  09/19/97   Partners      ZPG                500     $4.2500   Purchase        GROW
--------------------------------------------------------------------------------------
  09/19/97   Partners      BVF, Ltd.        2,500     $4.2500   Purchase        GROW
--------------------------------------------------------------------------------------
  09/19/97   Partners      BVF              7,000     $4.2500   Purchase        GROW
--------------------------------------------------------------------------------------
  09/22/97   Partners      BVF, Ltd.        6,000     $4.2500   Purchase        GROW
--------------------------------------------------------------------------------------
  09/22/97   Partners      BVF             12,000     $4.2500   Purchase        GROW
--------------------------------------------------------------------------------------
  09/22/97   Partners      ILL10            2,000     $4.2500   Purchase        GROW
--------------------------------------------------------------------------------------
  09/22/97   Partners      BVF             10,000     $4.2500   Purchase        GROW
--------------------------------------------------------------------------------------
  09/24/97   Partners      PAL              1,800     $4.3750   Purchase        GROW
--------------------------------------------------------------------------------------
  09/24/97   Partners      ZPG              1,100     $4.3750   Purchase        GROW
--------------------------------------------------------------------------------------
  09/24/97   Partners      BVF, Ltd.       12,800     $4.3750   Purchase        GROW
--------------------------------------------------------------------------------------
  09/24/97   Partners      BVF             20,600     $4.3750   Purchase        GROW
--------------------------------------------------------------------------------------
  09/24/97   Partners      ILL10            3,700     $4.3750   Purchase        GROW
--------------------------------------------------------------------------------------
  10/01/97   Partners      ZPG              5,000     $4.0625   Purchase        GROW
--------------------------------------------------------------------------------------
  10/01/97   Partners      BVF             15,400     $4.0625   Purchase        GROW
--------------------------------------------------------------------------------------
  10/06/97   Partners      ZPG              5,000     $4.1250   Purchase        GROW
--------------------------------------------------------------------------------------
  10/06/97   Partners      BVF Ltd.         8,000     $4.1250   Purchase        GROW
--------------------------------------------------------------------------------------
  10/06/97   Partners      BVF             17,000     $4.1250   Purchase        GROW
--------------------------------------------------------------------------------------

  GROW = Pacific Growth Inc.